EXHIBIT 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at B

Securitized Asset Backed Receivables LLC Trust 2004-DO2
All records



1.    Current Principal Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
                     Weighted
Current               Average       Min       Max  Weighted                      Weighted
Principal            Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Balance ($)               LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000            66.06     16.39     90.00     32.48     12.32     49.53       609       525       680     61.72     38.28
$50,001 - $100,000      79.82     26.77    100.00     37.49      9.71     56.82       617       520       806     72.97     27.03
$100,001 - $150,000     80.36     33.78    100.00     38.21     11.30     54.57       615       520       778     65.14     34.86
$150,001 - $200,000     80.07     21.90    100.00     39.40     12.33     54.99       615       517       785     54.25     45.75
$200,001 - $250,000     80.28     50.74     90.00     40.49     10.28     53.69       614       523       797     55.88     44.12
$250,001 - $300,000     80.42     42.08    100.00     41.47     15.17     50.88       614       524       724     48.86     51.14
$300,001 - $350,000     79.18     40.00     90.00     42.69     25.53     50.46       614       526       781     46.69     53.31
$350,001 - $400,000     80.71     61.53     90.00     39.13     17.08     49.87       643       542       791     36.95     63.05
$400,001 - $450,000     78.66     75.00     85.00     41.37     25.28     48.03       613       569       647     76.06     23.94
$450,001 - $500,000     78.70     52.63     87.72     40.08     24.31     50.29       643       561       744     25.72     74.28
$500,001 - $550,000     80.00     80.00     80.00     45.76     45.76     45.76       672       672       672    100.00        --
$550,001 - $600,000     76.48     73.02     80.00     41.80     34.30     49.43       656       639       674    100.00        --
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 47,349.46
Maximum: 597,627.98
Average: 141,991.40


2.    Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range of             Weighted
Gross                 Average       Min       Max  Weighted                      Weighted
Interest             Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Rates (%)                 LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 5.000%         80.00     80.00     80.00     36.34     36.34     36.34       663       663       663        --    100.00
5.001% - 6.000%         77.06     38.13     90.00     40.71     12.43     51.35       622       528       791     85.71     14.29
6.001% - 7.000%         80.06     21.90    100.00     39.16      9.71     53.69       636       524       806     56.79     43.21
7.001% - 8.000%         81.30     25.00    100.00     39.45     12.16     56.82       599       520       761     53.46     46.54
8.001% - 9.000%         79.94     16.39    100.00     37.08     10.99     54.30       569       517       669     60.64     39.36
9.001% - 10.000%        76.77     58.46    100.00     41.43     20.69     50.67       548       520       606     64.59     35.41
10.001% - 11.000%       75.13     66.96     85.00     28.51     24.82     32.07       547       539       559     69.02     30.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.990%
Maximum: 10.150%
Weighted Average: 6.958%


3.    Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                     Weighted
                      Average       Min       Max  Weighted                      Weighted
                     Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Occupancy                 LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
Primary                 80.09     16.39    100.00     39.33      9.71     56.82       614       517       806     58.92     41.08
Investment              79.63     40.00     90.00     38.80     10.28     52.73       657       524       788     63.39     36.61
Second Home             78.14     72.41     90.00     34.55     21.22     51.35       658       560       762     64.40     35.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------


4.    Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                     Weighted
                      Average       Min       Max  Weighted                      Weighted
Documentation        Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Level                     LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      80.52     21.90    100.00     39.30      9.71     56.82       607       517       806    100.00        --
Stated Documentation    79.30     16.39     90.00     39.20     10.28     52.09       632       522       797        --    100.00
Limited Documentation   80.65     41.93     90.00     39.55     11.51     49.70       593       520       755        --    100.00
Lite Documentation      85.00     85.00     85.00     30.51     30.51     30.51       563       563       563        --    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------


5.    Property Types

------------------------------------------------------------------------------------------------------------------------------------
                        Weighted
                         Average       Min       Max  Weighted                      Weighted
Property                Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Types                        LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence    79.99     16.39    100.00     39.19      9.71     56.82       615       517       806     59.55     40.45
Condo                      80.09     38.00     90.00     40.06     12.60     52.73       623       522       773     59.62     40.38
2-4 Family                 80.17     55.12     90.00     39.87     10.28     49.97       652       526       781     49.34     50.66
Townhouse                  81.87     70.00     90.00     37.39     17.70     48.55       608       523       726     61.53     38.47
Planned Unit Development   83.06     71.89     90.00     40.79     25.74     49.73       607       546       655     66.06     33.94
Manufactured Housing       80.00     80.00     80.00     46.24     46.24     46.24       602       602       602    100.00        --
------------------------------------------------------------------------------------------------------------------------------------
Total:                     80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------


6.    Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                     Weighted
                      Average       Min       Max  Weighted                      Weighted
Loan                 Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Purpose                   LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout     79.25     16.39    100.00     38.77      9.71     56.82       602       517       790     62.03     37.97
Purchase                81.39     29.79    100.00     39.65     10.28     53.69       640       520       806     53.29     46.71
Refinance - Rate Term   80.30     52.63     95.00     40.55     13.68     54.99       629       522       755     61.02     38.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------


7.    Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                     Weighted
                      Average       Min       Max  Weighted                      Weighted
Geographical         Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Distribution              LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
California              77.18     21.90     90.00     41.89     14.42     54.57       624       520       766     50.76     49.24
Florida                 80.20     38.13     90.00     38.57     13.54     49.99       613       520       797     50.84     49.16
Virginia                81.76     26.77    100.00     39.92     20.23     49.88       607       524       778     64.06     35.94
New Jersey              78.98     50.74     90.00     41.06     23.91     52.09       604       520       722     52.57     47.43
Maryland                79.32     46.81    100.00     40.71     17.70     54.93       608       522       726     67.18     32.82
Other                   80.51     16.39    100.00     38.51      9.71     56.82       619       517       806     61.31     38.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 46


8.    Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
Original             Weighted
Prepayment            Average       Min       Max  Weighted                      Weighted
Penalty              Original  Original  Original   Average       Min       Max   Average       Min       Max            Non-Full
Term (months)             LTV       LTV       LTV       DTI       DTI       DTI      FICO      FICO      FICO  Full Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
0                       79.22     30.67    100.00     40.29     11.30     53.94       617       520       781     54.72     45.28
12                      80.37     47.83     90.00     39.13     12.33     51.79       634       523       797     46.07     53.93
24                      81.15     16.39    100.00     38.91      9.71     56.82       604       517       778     59.55     40.45
36                      79.46     21.90     95.00     39.07     11.51     54.99       625       520       806     62.99     37.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                  80.04     16.39    100.00     39.26      9.71     56.82       617       517       806     59.20     40.80
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 29

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at

Deal Name:                         SABR2004-DO2

The percentages per table should add up to 100%

FICO & Documentation

---------------------------------------------------------------------------------------------------------------------------
                                                         Reduced /
FICO Score                 Full DOC      Stated Doc    Limited Doc      All Docs       WAC    Avg Prin Bal    Current LTV
---------------------------------------------------------------------------------------------------------------------------
(you can delete not applicable buckets)
501-550                      7.66%          2.14%         0.14%           9.93%       7.838      142,096        74.86
551-600                     20.08%          9.98%         0.72%          30.79%       7.175      139,141        80.31
601-650                     22.35%         12.33%         0.38%          35.06%       6.736      141,407        81.54
651-700                      6.09%         11.64%         0.04%          17.77%       6.672      145,190        79.58
701-750                      2.13%          2.53%         0.00%           4.65%       6.596      145,213        80.48
751-800                      0.87%          0.82%         0.07%           1.77%       6.462      172,468        78.38
801-850                      0.02%          0.00%         0.00%           0.02%       6.750       55,504        80.00
---------------------------------------------------------------------------------------------------------------------------
Total                       59.20%         39.44%         1.36%         100.00%       6.958      141,991        80.04
---------------------------------------------------------------------------------------------------------------------------



LTV & FICO

------------------------------------------------------------------------------------------------------------------------------------
Current LTV            FICO < 450     450 - 500      501 - 550     551 - 600    601 - 650   651 - 700    701 - 750     751 - 800
------------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
10.01-20                  0.00%          0.00%         0.02%         0.00%       0.00%        0.00%        0.00%         0.00%
20.01-30                  0.00%          0.00%         0.00%         0.00%       0.03%        0.14%        0.00%         0.00%
30.01-40                  0.00%          0.00%         0.13%         0.04%       0.23%        0.09%        0.00%         0.03%
40.01-50                  0.00%          0.00%         0.12%         0.29%       0.11%        0.18%        0.00%         0.00%
50.01-60                  0.00%          0.00%         0.51%         0.90%       0.89%        0.30%        0.13%         0.13%
60.01-70                  0.00%          0.00%         1.47%         2.93%       0.76%        0.88%        0.10%         0.17%
70.01-80                  0.00%          0.00%         5.68%        11.11%      18.91%       12.49%        3.34%         0.97%
80.01-90                  0.00%          0.00%         2.00%        15.36%      13.61%        3.64%        0.96%         0.46%
90.01-100                 0.00%          0.00%         0.00%         0.16%       0.51%        0.06%        0.12%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                     0.00%          0.00%         9.93%        30.79%      35.06%       17.77%        4.65%         1.77%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Limited      Stated       Full
Current LTV          801 - 850     Wtd FICO    Avg Prin Bal      WAC    Gross Margin         Doc          Doc         Doc
-------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
10.01-20               0.00%          532         49,916        8.850       8.600           0.00%        0.02%       0.00%
20.01-30               0.00%          655         94,112        7.000       6.759           0.00%        0.06%       0.11%
30.01-40               0.00%          613        116,343        6.898       6.718           0.00%        0.26%       0.26%
40.01-50               0.00%          592        129,439        6.843       6.458           0.07%        0.15%       0.47%
50.01-60               0.00%          611        134,191        7.025       6.863           0.07%        1.34%       1.45%
60.01-70               0.00%          593        147,710        7.035       6.701           0.00%        3.25%       3.06%
70.01-80               0.02%          625        138,340        6.852       6.565           0.25%       22.09%      30.18%
80.01-90               0.00%          609        149,380        7.081       6.789           0.96%       12.27%      22.81%
90.01-100              0.00%          641        118,638        7.564       7.314           0.00%        0.00%       0.85%
-------------------------------------------------------------------------------------------------------------------------------
Total                  0.02%          617       141991.4        6.958       6.678           1.36%       39.44%      59.20%
-------------------------------------------------------------------------------------------------------------------------------



Prin Balance & FICO

------------------------------------------------------------------------------------------------------------------------------------
Prin Balance & FICO      FICO < 450      450 - 500     501 - 550     551 - 600   601 - 650    651 - 700    701 - 750     751 - 800
------------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
$1-$50,000                  0.00%          0.00%         0.11%         0.11%       0.09%        0.15%        0.00%         0.00%
$50,001-$100,000            0.00%          0.00%         1.43%         5.88%       6.73%        2.87%        0.96%         0.27%
$100,001-$150,000           0.00%          0.00%         2.50%         8.25%       9.57%        4.55%        1.19%         0.12%
$150,001 - $200,000         0.00%          0.00%         2.48%         5.18%       5.99%        3.56%        0.80%         0.23%
$200,001 - $250,000         0.00%          0.00%         2.07%         4.95%       4.54%        2.76%        0.62%         0.50%
$250,001 - $300,000         0.00%          0.00%         0.61%         3.65%       3.59%        1.58%        0.38%         0.00%
$300,001 - $350,000         0.00%          0.00%         0.55%         1.15%       1.41%        0.58%        0.14%         0.13%
$350,001 - $400,000         0.00%          0.00%         0.18%         1.00%       1.67%        0.83%        0.35%         0.51%
$400,001 - $450,000         0.00%          0.00%         0.00%         0.18%       0.57%        0.00%        0.00%         0.00%
$450,001 - $500,000         0.00%          0.00%         0.00%         0.43%       0.64%        0.41%        0.22%         0.00%
$500,001 - $550,000         0.00%          0.00%         0.00%         0.00%       0.00%        0.23%        0.00%         0.00%
$550,001 - $600,000         0.00%          0.00%         0.00%         0.00%       0.27%        0.26%        0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                       0.00%          0.00%         9.93%        30.79%      35.06%       17.77%        4.65%         1.77%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Limited      Stated       Full
Prin Balance & FICO          801 - 850    Wtd FICO     Current LTV      WAC     Gross Margin        Doc          Doc        Doc
-----------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
$1-$50,000                     0.00%          609        66.06         7.623       7.308           0.00%        0.18%       0.28%
$50,001-$100,000               0.02%          617        79.82         7.322       6.993           0.07%        4.84%      13.25%
$100,001-$150,000              0.00%          615        80.36         7.049       6.741           0.28%        8.84%      17.04%
$150,001 - $200,000            0.00%          615        80.07         6.915       6.673           0.29%        8.06%       9.90%
$200,001 - $250,000            0.00%          614        80.28         6.845       6.598           0.10%        6.71%       8.63%
$250,001 - $300,000            0.00%          614        80.42         6.663       6.379           0.12%        4.90%       4.79%
$300,001 - $350,000            0.00%          614        79.18         6.775       6.546           0.28%        1.83%       1.85%
$350,001 - $400,000            0.00%          643        80.71         6.595       6.426           0.00%        2.85%       1.67%
$400,001 - $450,000            0.00%          613        78.66         6.023       5.773           0.00%        0.18%       0.57%
$450,001 - $500,000            0.00%          643        78.70         6.826       6.512           0.21%        1.05%       0.44%
$500,001 - $550,000            0.00%          672        80.00         5.750           -           0.00%        0.00%       0.23%
$550,001 - $600,000            0.00%          656        76.48         6.401       6.050           0.00%        0.00%       0.53%
-----------------------------------------------------------------------------------------------------------------------------------
Total                          0.02%          617        80.04         6.958       6.678           1.36%       39.44%      59.20%
-----------------------------------------------------------------------------------------------------------------------------------



Prepayment Penalty & FICO

------------------------------------------------------------------------------------------------------------------------------------
Prepayment
Penalty Term         FICO < 450     450 - 500      501 - 550     551 - 600    601 - 650   651 - 700    701 - 750     751 - 800
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                       0.00%          0.00%         1.78%         6.32%        6.23%        3.99%       0.80%         0.29%
12                      0.00%          0.00%         0.51%         1.19%        2.02%        1.42%       0.58%         0.27%
24                      0.00%          0.00%         4.91%        11.89%       11.99%        4.32%       0.56%         0.34%
36                      0.00%          0.00%         2.73%        11.39%       14.83%        8.05%       2.71%         0.87%
------------------------------------------------------------------------------------------------------------------------------------
Total                   0.00%          0.00%         9.93%        30.79%       35.06%       17.77%       4.65%         1.77%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment                                       Current                 Gross        Avg         Limited      Stated        Full
Penalty Term          801 - 850    total FICO      LTV          WAC      Margin     Prin Bal        Doc          Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                       0.00%          617        79.22       7.153       6.874      44,795        0.25%         8.54%      10.62%
12                      0.00%          634        80.37       6.937       6.683      70,707        0.00%         3.24%       2.77%
24                      0.00%          604        81.15       7.019       6.763      46,886        0.41%        13.34%      20.25%
36                      0.02%          625        79.46       6.816       6.440      33,696        0.70%        14.32%      25.57%
------------------------------------------------------------------------------------------------------------------------------------
Total                   0.02%          617        80.04       6.958       6.678      41,991        1.36%        39.44%      59.20%
------------------------------------------------------------------------------------------------------------------------------------



Mortg Rates & FICO

------------------------------------------------------------------------------------------------------------------------------------
Mortg Rates           FICO < 450      450 - 500     501 - 550     551 - 600    601 - 650    651 - 700    701 - 750     751 - 800
------------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
4.501-5.0%               0.00%          0.00%         0.00%         0.00%        0.00%        0.12%        0.00%         0.00%
5.001-5.5%               0.00%          0.00%         0.00%         1.10%        0.91%        0.21%        0.04%         0.09%
5.501-6.0%               0.00%          0.00%         0.39%         2.78%        2.82%        1.23%        0.54%         0.25%
6.001-6.5%               0.00%          0.00%         0.21%         3.24%       10.35%        6.42%        1.30%         0.52%
6.501-7.0%               0.00%          0.00%         1.43%         6.40%       11.53%        6.16%        2.34%         0.80%
7.001-7.5%               0.00%          0.00%         1.83%         6.26%        5.92%        1.81%        0.23%         0.06%
7.501-8.0%               0.00%          0.00%         2.20%         6.50%        2.48%        1.48%        0.20%         0.05%
8.001-8.5%               0.00%          0.00%         1.40%         2.57%        0.85%        0.22%        0.00%         0.00%
8.501-9.0%               0.00%          0.00%         1.37%         1.41%        0.17%        0.11%        0.00%         0.00%
9.001-9.5%               0.00%          0.00%         0.89%         0.30%        0.03%        0.00%        0.00%         0.00%
9.501-10.0%              0.00%          0.00%         0.15%         0.22%        0.00%        0.00%        0.00%         0.00%
10.001-10.5%             0.00%          0.00%         0.08%         0.03%        0.00%        0.00%        0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                    0.00%          0.00%         9.93%        30.79%       35.06%       17.77%        4.65%         1.77%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 total        Current                 Gross          Avg           Limited      Stated        Full
Mortg Rates      801 - 850       FICO           LTV         WAC       Margin       Prin Bal          Doc          Doc         Doc
-----------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
4.501-5.0%         0.00%          663          80.00       4.990       4.740      278,187.53        0.00%       0.12%        0.00%
5.001-5.5%         0.00%          619          77.20       5.305       5.055      182,254.70        0.00%       0.21%        2.15%
5.501-6.0%         0.00%          623          77.03       5.840       5.582      189,361.98        0.07%       1.20%        6.73%
6.001-6.5%         0.00%          641          79.97       6.339       6.080      154,208.28        0.26%       8.80%       12.99%
6.501-7.0%         0.02%          632          80.13       6.790       6.540      150,235.31        0.36%      12.50%       15.83%
7.001-7.5%         0.00%          603          81.86       7.270       7.014      132,500.93        0.04%       6.45%        9.61%
7.501-8.0%         0.00%          594          80.61       7.765       7.509      130,550.91        0.50%       6.51%        5.89%
8.001-8.5%         0.00%          574          80.48       8.253       7.993      112,058.62        0.12%       1.87%        3.05%
8.501-9.0%         0.00%          560          79.05       8.751       8.366       93,808.97        0.00%       1.19%        1.86%
9.001-9.5%         0.00%          547          77.52       9.235       9.002      101,468.16        0.00%       0.46%        0.76%
9.501-10.0%        0.00%          548          74.25       9.699       9.475      102,888.22        0.00%       0.11%        0.26%
10.001-10.5%       0.00%          547          75.13      10.115       9.871       80,614.90        0.00%       0.03%        0.07%
-----------------------------------------------------------------------------------------------------------------------------------
Total              0.02%          617          80.04       6.958       6.678      141,991.40        1.36%      39.44%       59.20%
-----------------------------------------------------------------------------------------------------------------------------------



Mortg Rates & LTV

-----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates    LTV < 40.00     LTV 40.01-50    50.01 - 60    60.01 - 70   70.01 - 80    80.01 - 90    90.01 - 100       100+
-----------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
4.501-5.0%        0.00%           0.00%          0.00%         0.00%         0.12%         0.00%         0.00%          0.00%
5.001-5.5%        0.03%           0.13%          0.00%         0.05%         1.60%         0.54%         0.00%          0.00%
5.501-6.0%        0.00%           0.04%          0.42%         1.05%         4.57%         1.93%         0.00%          0.00%
6.001-6.5%        0.15%           0.09%          0.49%         0.95%        14.58%         5.67%         0.12%          0.00%
6.501-7.0%        0.32%           0.16%          0.79%         1.47%        15.46%        10.43%         0.05%          0.00%
7.001-7.5%        0.11%           0.00%          0.20%         1.01%         7.11%         7.47%         0.20%          0.00%
7.501-8.0%        0.02%           0.18%          0.69%         0.86%         4.30%         6.56%         0.28%          0.00%
8.001-8.5%        0.02%           0.09%          0.14%         0.42%         2.05%         2.15%         0.16%          0.00%
8.501-9.0%        0.06%           0.00%          0.04%         0.19%         1.72%         1.04%         0.00%          0.00%
9.001-9.5%        0.00%           0.00%          0.08%         0.14%         0.77%         0.19%         0.03%          0.00%
9.501-10.0%       0.00%           0.00%          0.00%         0.14%         0.20%         0.03%         0.00%          0.00%
10.001-10.5%      0.00%           0.00%          0.00%         0.03%         0.05%         0.03%         0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total             0.71%           0.69%          2.87%         6.31%        52.53%        36.04%         0.85%          0.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Mortg Rates    total LTV     avg FICO    Gross Margin   Avg Prin Bal   Limited Doc   Stated Doc    Full Doc
-----------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
4.501-5.0%       80.00          663          4.740      278,187.53       0.00%         0.12%        0.00%
5.001-5.5%       77.20          619          5.055      182,254.70       0.00%         0.21%        2.15%
5.501-6.0%       77.03          623          5.582      189,361.98       0.07%         1.20%        6.73%
6.001-6.5%       79.97          641          6.080      154,208.28       0.26%         8.80%       12.99%
6.501-7.0%       80.13          632          6.540      150,235.31       0.36%        12.50%       15.83%
7.001-7.5%       81.86          603          7.014      132,500.93       0.04%         6.45%        9.61%
7.501-8.0%       80.61          594          7.509      130,550.91       0.50%         6.51%        5.89%
8.001-8.5%       80.48          574          7.993      112,058.62       0.12%         1.87%        3.05%
8.501-9.0%       79.05          560          8.366       93,808.97       0.00%         1.19%        1.86%
9.001-9.5%       77.52          547          9.002      101,468.16       0.00%         0.46%        0.76%
9.501-10.0%      74.25          548          9.475      102,888.22       0.00%         0.11%        0.26%
10.001-10.5%     75.13          547          9.871       80,614.90       0.00%         0.03%        0.07%
-----------------------------------------------------------------------------------------------------------
Total                  80.04    617          6.678      141,991.40       1.36%        39.44%       59.20%
-----------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at B

Securitized Asset Backed Receivables LLC Trust 2004-DO2
All records




1. Summary Statistics

As-of / Cut-off Date: 2004-09-01
Number of Mortgage Loans: 1,582
Aggregate Principal Balance ($): 224,630,392
% Silent Second: 26.18
Wtd Avg Combined OLTV for Silent Second: 98.50
Average Borrower Income: Not Available


2. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                    % of Mortgage    Weighted    Weighted                               Weighted
Range of                             Aggregate       Loan Pool by     Average     Average                    Non-Zero    Average
Range of          Number of       Cut-off Date          Aggregate       Gross   Remaining        Weighted    Weighted       Back
Original           Mortgage          Principal       Cut-off Date    Interest        Term         Average     Average       Debt
LTV Ratios (%)        Loans            Balance  Principal Balance        Rate    (months)  Original LTV (%)      FICO      Ratio
------------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%           1            $49,916               0.02%      8.850%        357           16.39%        532      30.77%
20.01% - 25.00%           2            223,783               0.10       7.137         218           22.59         671      40.55
25.01% - 30.00%           2            152,667               0.07       6.800         357           28.15         632      26.97
30.01% - 35.00%           5            507,317               0.23       7.158         357           32.06         566      32.47
35.01% - 40.00%           5            656,115               0.29       6.696         342           39.56         650      31.76
40.01% - 45.00%           5            653,832               0.29       6.404         358           42.30         574      30.66
45.01% - 50.00%           7            899,441               0.40       7.162         346           47.47         605      36.88
50.01% - 55.00%          19          2,680,267               1.19       6.921         352           52.23         644      38.19
55.01% - 60.00%          29          3,760,912               1.67       7.098         354           57.63         587      39.22
60.01% - 65.00%          30          4,784,777               2.13       6.996         355           62.93         589      38.30
65.01% - 70.00%          66          9,395,381               4.18       7.055         354           68.94         595      37.36
70.01% - 75.00%         142         22,189,133               9.88       6.986         356           73.89         585      38.83
75.01% - 80.00%         711         95,814,850              42.65       6.821         355           79.81         635      39.62
80.01% - 85.00%         232         35,678,591              15.88       7.166         357           84.51         594      39.29
85.01% - 90.00%         310         45,285,204              20.16       7.013         357           89.69         621      39.48
90.01% - 95.00%           3            316,591               0.14       7.508         358           95.00         620      46.41
95.01% - 100.00%         13          1,581,616               0.70       7.575         358          100.00         645      41.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,582       $224,630,392             100.00%      6.958%        356           80.04%        617      39.26%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 16.39%
Maximum: 100.00%
Weighted Average: 80.04%


3. Florida By Zip Code

------------------------------------------------------------------------------------------------------------------------------------
                                                    % of Mortgage    Weighted    Weighted                                 Weighted
                                     Aggregate       Loan Pool by     Average     Average                      Non-Zero    Average
Florida           Number of       Cut-off Date          Aggregate       Gross   Remaining          Weighted    Weighted       Back
By Zip             Mortgage          Principal       Cut-off Date    Interest        Term           Average     Average       Debt
Code                  Loans            Balance  Principal Balance        Rate    (months)  Original LTV (%)        FICO      Ratio
------------------------------------------------------------------------------------------------------------------------------------
32583                     2           $478,319               2.42%      6.413%        358             80.00%        652      30.90%
33146                     1            454,872               2.30       7.000         357             80.00         623      24.31
33904                     3            432,636               2.18       6.419         357             75.04         602      37.64
33330                     1            399,049               2.01       7.200         357             83.34         623      46.72
33418                     1            395,517               2.00       6.990         357             84.90         598      31.65
34216                     1            354,078               1.79       6.750         357             61.53         612      40.09
33018                     2            338,231               1.71       6.827         357             79.03         560      43.67
33027                     1            311,399               1.57       8.250         357             80.00         526      44.13
33914                     2            302,863               1.53       6.951         358             86.68         597      40.13
32779                     2            290,798               1.47       6.774         358             85.80         601      42.55
34743                     3            285,254               1.44       7.236         358             82.29         622      43.37
34236                     1            279,530               1.41       6.900         358             74.67         619      42.95
32825                     2            275,493               1.39       6.433         358             80.00         652      31.50
33029                     1            267,350               1.35       8.550         356             80.00         593      48.86
33478                     1            258,052               1.30       8.000         358             85.00         585      47.56
33435                     2            253,932               1.28       6.904         357             83.72         724      37.02
33414                     1            250,325               1.26       6.850         358             85.00         585      31.39
34996                     1            249,477               1.26       5.750         358             55.80         540      42.12
32216                     1            246,418               1.24       7.300         358             80.00         536      28.93
32746                     1            244,965               1.24       5.750         356             80.00         619      37.93
33194                     1            243,074               1.23       7.750         357             70.00         589      32.12
32931                     1            237,898               1.20       6.900         357             90.00         797      36.79
32837                     1            237,503               1.20       7.850         357             85.00         598      49.97
33021                     2            236,230               1.19       6.235         358             80.00         727      27.23
33462                     2            235,815               1.19       6.776         358             81.74         632      29.04
32765                     2            234,971               1.19       6.785         357             81.08         635      28.55
33437                     1            233,034               1.18       8.550         356             80.00         545      28.98
33637                     1            229,084               1.16       6.500         358             90.00         583      48.33
33436                     1            220,115               1.11       6.700         358             90.00         616      42.83
33544                     1            215,293               1.09       7.100         356             84.71         600      46.51
34769                     2            193,005               0.97       6.982         358             77.86         556      28.80
33180                     1            189,259               0.96       7.350         358             85.00         579      46.89
33063                     1            188,598               0.95       5.660         358             90.00         601      49.89
33010                     1            188,084               0.95       9.100         358             65.00         596      49.86
34120                     1            187,520               0.95       5.940         358             80.00         614      33.08
33179                     2            185,785               0.94       7.194         356             80.00         715      43.58
33177                     1            182,618               0.92       5.700         357             80.00         687      49.61
32804                     1            180,660               0.91       7.700         357             85.00         599      33.08
34787                     1            179,748               0.91       7.800         358             90.00         637      46.34
33196                     1            177,560               0.90       6.600         357             85.00         578      42.23
32277                     2            175,441               0.89       6.470         357             87.61         585      35.81
32725                     2            174,605               0.88       7.092         357             86.76         607      42.87
33064                     1            169,579               0.86       6.990         357             85.00         589      36.67
34711                     1            163,610               0.83       7.200         357             80.00         695      47.94
34116                     1            162,735               0.82       7.050         358             84.90         603      46.99
32208                     3            161,335               0.81       6.561         357             74.69         603      28.83
33186                     1            158,738               0.80       6.180         357             80.00         672      42.89
33055                     1            156,744               0.79       7.050         358             74.76         534      35.31
32223                     1            155,788               0.79       7.950         358             80.00         548      46.66
32839                     1            155,623               0.79       7.125         357             80.00         687      42.24
32937                     1            152,583               0.77       6.500         357             85.00         613      27.02
32833                     1            152,509               0.77       6.250         358             80.00         608      39.02
34461                     1            150,092               0.76       6.100         357             83.21         641      32.19
32826                     1            146,637               0.74       6.250         356             80.00         603      49.99
33309                     1            143,834               0.73       8.750         358             80.00         526      32.12
33009                     1            143,722               0.73       8.250         357             80.00         538      49.70
33991                     1            143,679               0.73       7.350         358             89.44         582      42.75
34205                     1            135,793               0.69       9.600         358             80.00         553      48.95
34209                     1            135,303               0.68       7.650         358             70.99         572      28.61
32258                     1            135,102               0.68       7.600         358             89.99         644      40.87
33162                     1            134,832               0.68       8.400         358             79.41         554      37.30
32176                     1            131,426               0.66       7.030         357             85.00         592      22.17
33705                     1            130,964               0.66       6.550         358             83.04         574      39.67
34655                     1            129,289               0.65       7.150         357             80.00         621      40.55
33325                     1            128,267               0.65       6.500         358             72.60         602      21.59
33169                     1            127,220               0.64       7.600         357             85.00         565      44.24
33142                     1            125,866               0.64       9.150         358             70.00         538      23.78
34237                     1            125,412               0.63       7.670         358             80.00         556      46.20
32221                     1            123,662               0.62       6.500         357             80.00         647      43.19
32822                     1            120,464               0.61       6.400         357             80.00         656      39.82
33023                     1            119,532               0.60       6.150         356             75.00         643      31.68
33411                     1            118,683               0.60       7.500         357             66.11         520      31.15
34684                     1            118,619               0.60       7.380         358             90.00         581      49.73
33774                     1            118,177               0.60       6.300         358             80.00         680      30.21
33056                     1            118,161               0.60       6.250         357             75.00         710      43.58
33990                     1            116,687               0.59       6.600         357             90.00         680      47.74
32301                     1            113,380               0.57       6.950         358             80.00         606      27.08
33404                     1            112,754               0.57       7.650         357             86.92         585      31.79
33415                     1            111,307               0.56       6.700         357             80.00         689      44.67
33541                     1            110,795               0.56       6.500         356             80.00         666      28.53
34472                     1            109,407               0.55       6.650         358             80.00         694      46.03
34110                     1            108,571               0.55       6.100         356             87.20         708      41.86
34668                     1            108,526               0.55       6.900         357             85.00         671      35.71
33948                     1            107,826               0.54       7.100         358             80.00         647      43.53
32068                     1            107,805               0.54       6.530         358             90.00         716      37.60
33167                     1            107,725               0.54       6.850         357             80.00         640      37.00
33611                     1            107,703               0.54       6.450         357             90.00         616      40.18
32503                     1            107,703               0.54       6.450         357             80.00         722      45.95
32809                     1            107,042               0.54       7.550         358             80.00         585      43.07
33901                     1            105,410               0.53       6.550         358             80.00         605      32.14
33707                     1            104,251               0.53       7.700         358             72.00         542      29.31
32824                     1            103,806               0.52       6.350         358             80.00         676      28.40
33510                     1            101,996               0.51       7.250         355             80.00         601      49.55
33428                     1            101,776               0.51       7.600         357             54.84         548      33.09
32738                     1            101,104               0.51       7.700         358             90.00         574      42.32
32807                     1             98,253               0.50       7.500         358             80.00         662      35.23
32080                     1             97,676               0.49       6.750         357             70.00         613      45.76
34614                     1             95,873               0.48       8.100         358             80.00         626      36.73
33811                     1             95,853               0.48       7.350         358             80.00         640      49.85
34608                     1             94,356               0.48       7.400         358             75.00         591      37.30
34606                     1             93,909               0.47       7.450         358             90.00         603      28.40
33312                     1             93,860               0.47       7.500         358             53.41         626      34.85
33603                     1             93,366               0.47       6.950         357             90.00         709      48.22
33324                     1             91,796               0.46       7.560         357             80.00         577      41.87
32218                     1             91,559               0.46       6.250         355             80.00         674      34.17
33417                     1             86,114               0.43       6.990         356             80.00         610      37.38
33614                     1             83,859               0.42       6.900         358             75.00         579      32.82
34135                     1             79,860               0.40       6.700         358             80.00         612      42.85
32168                     1             79,771               0.40       6.250         357             53.79         588      47.70
33311                     1             78,327               0.40       9.750         358             70.00         526      29.49
34652                     1             77,317               0.39       9.100         358             90.00         579      25.25
32907                     1             74,861               0.38       6.400         358             75.00         560      48.17
34741                     1             74,269               0.37       6.650         358             80.00         658      46.19
33619                     1             71,825               0.36       7.100         357             90.00         581      24.36
33711                     1             71,695               0.36       7.750         356             74.21         591      35.35
32578                     1             69,873               0.35       8.650         358             85.00         543      41.01
32303                     1             66,682               0.34       9.400         358             75.00         522      46.94
33919                     1             66,114               0.33       6.350         358             79.90         686      43.34
32206                     1             61,930               0.31       9.650         356             85.00         556      25.59
33825                     1             61,917               0.31       8.000         358             76.54         561      40.13
32909                     1             60,681               0.31       5.350         358             38.13         670      47.05
33313                     1             49,874               0.25       8.350         356             80.00         667      43.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                  141        $19,805,485             100.00%      7.071%        357             80.20%        613      38.57%
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 1


5. FICO Score

--------------------------------------------------------------------------------------------
                                            % of
                                        Mortgage
                                     Loan Pool by
                          Aggregate    Aggregate     Weighted     Weighted
                Number      Cut-off      Cut-off      Average      Average     Weighted
                    of         Date         Date        Gross    Remaining      Average
FICO          Mortgage    Principal    Principal     Interest         Term     Original
Score            Loans      Balance      Balance         Rate     (months)      LTV (%)
--------------------------------------------------------------------------------------------
501 - 520            8    1,148,664         0.51        8.501          358        73.68
521 - 540           71   10,537,762         4.69        7.911          357        73.07
541 - 560          141   18,195,608         8.10        7.743          355        77.30
561 - 580          205   28,571,323        12.72        7.150          356        80.59
581 - 600          229   33,008,567        14.69        7.051          357        80.58
601 - 620          266   37,514,556        16.70        6.713          356        80.79
621 - 640          189   27,148,879        12.09        6.803          356        82.50
641 - 660          164   23,552,304        10.48        6.745          356        81.10
661 - 680          139   19,714,829         8.78        6.607          353        79.26
681 - 700           74   10,760,275         4.79        6.627          354        79.61
701 - 720           32    4,810,961         2.14        6.575          357        82.38
721 - 740           32    4,121,477         1.83        6.648          357        78.07
741 - 760           15    2,411,834         1.07        6.468          352        78.21
761 - 780            8    1,527,468         0.68        6.580          351        77.73
781 - 800            8    1,550,381         0.69        6.395          323        81.90
801 >=               1       55,504         0.02        6.750          358        80.00
--------------------------------------------------------------------------------------------
Total:           1,582  224,630,392       100.00        6.958          356        80.04
--------------------------------------------------------------------------------------------

Non-Zero Minimum: 517
Maximum: 806
Non-Zero Weighted Average: 617


6. Back Ratio

--------------------------------------------------------------------------------------------------------------------------
                                                 % of Mortgage    Weighted    Weighted
                                  Aggregate       Loan Pool by     Average     Average                       Non-Zero
               Number of       Cut-off Date          Aggregate       Gross   Remaining           Weighted    Weighted
Back            Mortgage          Principal       Cut-off Date    Interest        Term            Average     Average
Ratio              Loans            Balance  Principal Balance        Rate    (months)   Original LTV (%)        FICO
--------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00           1            $67,712               0.03%      6.300%        358              74.55%        601
10.01 - 15.00         22          2,314,384               1.03       7.130         351              77.14         626
15.01 - 20.00         44          5,141,635               2.29       7.028         355              79.77         610
20.01 - 25.00         89          9,650,849               4.30       7.201         356              78.87         611
25.01 - 30.00        151         19,771,671               8.80       7.047         355               78.9         624
30.01 - 35.00        209         28,366,445              12.63       6.959         354              79.47         617
35.01 - 40.00        250         35,288,339              15.71       6.993         356              79.29         615
40.01 - 45.00        340         51,897,817              23.10       6.893         355              80.39         616
45.01 - 50.00        446         67,235,693              29.93       6.919         357              81.19         619
50.01 - 55.00         29          4,837,937               2.15       6.925         358              77.82         592
55.01 - 60.00          1             57,911               0.03       7.330         358              89.23         563
--------------------------------------------------------------------------------------------------------------------------
Total:             1,582       $224,630,392             100.00%      6.958%        356              80.04%        617
--------------------------------------------------------------------------------------------------------------------------

Minimum: 9.71
Maximum: 56.82
Weighted Average: 39.26


7. Back Ratio  For Stated Income

--------------------------------------------------------------------------------------------------------------------------
                                                 % of Mortgage    Weighted    Weighted
Back                              Aggregate       Loan Pool by     Average     Average                       Non-Zero
Ratio          Number of       Cut-off Date          Aggregate       Gross   Remaining           Weighted    Weighted
Stated          Mortgage          Principal       Cut-off Date    Interest        Term            Average     Average
Income             Loans            Balance  Principal Balance        Rate    (months)   Original LTV (%)        FICO
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00         12         $1,402,886               1.58%       7.21%        347              75.13%        625
15.01 - 20.00         10          1,375,427               1.55       6.878         357              75.89         633
20.01 - 25.00         29          3,389,073               3.83       7.206         357              76.51         634
25.01 - 30.00         51          6,918,204               7.81       7.222         357               78.6         635
30.01 - 35.00         73         11,120,367              12.55       7.036         350              77.56         628
35.01 - 40.00         99         15,842,350              17.88       7.108         355              78.71         630
40.01 - 45.00        134         22,694,131              25.61       7.024         357              80.22         628
45.01 - 50.00        143         24,683,718              27.86       7.032         356               80.7         639
50.01 - 55.00          5          1,173,320               1.32       6.944         357              77.52         637
--------------------------------------------------------------------------------------------------------------------------
Total:               556        $88,599,476             100.00%       7.07%        355              79.30%        632
--------------------------------------------------------------------------------------------------------------------------

Minimum: 10.28
Maximum: 52.09
Weighted Average: 39.20


8.  Silent Second's Back Ratio

--------------------------------------------------------------------------------------------------------------------------
                                                 % of Mortgage    Weighted    Weighted
Back                              Aggregate       Loan Pool by     Average     Average                       Non-Zero
Ratio          Number of       Cut-off Date          Aggregate       Gross   Remaining           Weighted    Weighted
Silent          Mortgage          Principal       Cut-off Date    Interest        Term            Average     Average
Second             Loans            Balance  Principal Balance        Rate    (months)   Original LTV (%)        FICO
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00          3           $419,714               0.71%       6.72%        358              80.00%        653
15.01 - 20.00          9          1,169,426               1.99       6.803         357              80.00         635
20.01 - 25.00         15          1,819,422               3.09       6.465         358              79.54         649
25.01 - 30.00         33          4,511,057               7.67       6.674         357              79.80         669
30.01 - 35.00         52          6,106,971              10.38        6.72         357              79.44         651
35.01 - 40.00         65          8,518,379              14.49       6.658         354              78.32         655
40.01 - 45.00        104         13,075,654              22.23       6.597         357              79.65         644
45.01 - 50.00        165         22,026,662              37.46       6.608         356              79.98         650
50.01 - 55.00          4          1,160,534               1.97       6.504         357              78.71         680
--------------------------------------------------------------------------------------------------------------------------
Total:               450        $58,807,819             100.00%       6.63%        356              79.56%        651
--------------------------------------------------------------------------------------------------------------------------

Minimum: 11.30
Maximum: 53.69
Weighted Average: 40.44

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at B

Collateral Analysis


                                   Total Current            Wtd Avg         Percent of     Wtd Avg               Wtd Avg    Wtd Avg
 FICO Low  FICO High        LTV          Balance    Current Balance    Current Balance        GWAC       % MI       FICO        DTI
 --------  ---------        ---          -------    ---------------    ---------------        ----       ----       ----        ---
      500        524       > 65        2,588,719         143,817.75               1.15%      8.236        N/A        521      40.92
      525        549       > 65       15,930,533         140,978.16               7.09%      7.874        N/A        540      38.79
      550        574       > 65       26,463,495         135,710.23              11.78%      7.373        N/A        564      38.65
      575        599       > 70       33,314,388         144,845.17              14.83%      7.080        N/A        588      38.96
      600        624       > 70       43,920,494         142,137.52              19.55%      6.768        N/A        612      40.05
      625        649       > 70       31,985,690         141,529.60              14.24%      6.716        N/A        637      40.39
      650        674       > 80        5,710,677         146,427.61               2.54%      6.930        N/A        660      39.57
      675        699       > 80        2,702,395         142,231.34               1.20%      6.786        N/A        686      38.20
      700        724       > 80        1,613,821         124,140.11               0.72%      6.574        N/A        712      40.84
      725        749       > 85          321,580         160,790.21               0.14%      6.724        N/A        743      33.87
      750        774       > 85          297,921         148,960.45               0.13%      6.725        N/A        762      22.40
      775        799       > 85          535,248         178,415.98               0.24%      6.566        N/A        791      31.08
                                     224,630,392


             Wtd Avg
 FICO Low        LTV      % SFD        % PUD  % Owner Occ   % Full Doc    % Ltd Doc  % Stated Doc  % Int Only
 --------        ---      -----        -----  -----------   ----------    ---------  ------------  ----------
      500      75.71      91.86           --       100.00        75.73         6.48        17.79           --
      525      78.26      90.66         1.75        98.06        80.91         0.90        18.19           --
      550      82.08      92.08           --        98.10        69.13         5.05        25.31           --
      575      82.97      93.57         1.16        99.04        65.64           --        34.36           --
      600      82.87      90.22         1.61        94.52        68.19         0.63        31.18           --
      625      83.44      87.04         1.17        96.18        60.07         1.80        38.13           --
      650      89.30      83.40           --        74.62        52.10         1.68        46.22           --
      675      88.77      79.60           --        73.24        38.89           --        61.11           --
      700      90.38      85.03           --        51.34        88.60           --        11.40           --
      725      90.00      41.38           --       100.00           --           --       100.00           --
      750      90.00      82.53           --           --       100.00           --           --           --
      775      89.57     100.00           --        81.74        55.55           --        44.45           --


                                     Total Current            Wtd Avg         Percent of     Wtd Avg               Wtd Avg
  LTV Low    LTV High         DTI          Balance    Current Balance    Current Balance        GWAC       % MI       FICO
  -------    --------         ---          -------    ---------------    ---------------        ----       ----       ----
        1%         59%       > 50          132,293         132,292.64               0.06%       7.25        N/A        586
       60%         64%       > 50          279,139         279,139.37               0.12%       5.88        N/A        528
       65%         69%       > 50          380,220         126,739.89               0.17%       8.13        N/A        553
       70%         74%       > 50          623,316         155,828.88               0.28%       7.05        N/A        537
       75%         79%       > 50          877,246         175,449.12               0.39%       7.40        N/A        568
       80%         84%       > 50        1,196,672         239,334.39               0.53%       6.52        N/A        665
       85%         89%       > 50          820,478         136,746.35               0.37%       6.34        N/A        579
       90%         94%       > 50          464,128         116,032.09               0.21%       7.45        N/A        599
       95%         99%       > 50          122,356         122,356.30               0.05%       7.20        N/A        647
                                       224,630,392


             Wtd Avg    Wtd Avg
  LTV Low        DTI        LTV      % SFD        % PUD  % Owner Occ   % Full Doc    % Ltd Doc  % Stated Doc  % Int Only
  -------        ---        ---      -----        -----  -----------   ----------    ---------  ------------  ----------
        1      51.03      59.42     100.00           --       100.00       100.00           --           --           --
       60      50.88      63.64     100.00           --       100.00       100.00           --           --           --
       65      51.56      65.79     100.00           --        71.99        42.97           --        57.03           --
       70      53.29      71.95      50.28           --        50.28       100.00           --           --           --
       75      51.54      76.42      82.25           --       100.00        65.93           --        34.07           --
       80      51.13      80.00     100.00           --       100.00        60.43           --        39.57           --
       85      51.44      85.30      84.07           --       100.00       100.00           --           --           --
       90      51.34      90.00      60.34           --       100.00        60.34           --        39.66           --
       95      50.31      95.00     100.00           --       100.00       100.00           --           --           --


                                    Total Current            Wtd Avg          Percent of     Wtd Avg               Wtd Avg
  DTI Low    DTI High        FICO         Balance    Current Balance     Current Balance        GWAC       % MI       FICO
  -------    --------        ----         -------    ---------------     ---------------        ----       ----       ----
       20%         24%      < 525         187,794         187,793.84                0.08%       9.00        N/A        520
       25%         29%      < 550       1,824,385         114,024.07                0.81%       8.25        N/A        537
       30%         34%      < 575       5,902,055         131,156.77                2.63%       7.51        N/A        557
       35%         39%      < 600      14,637,667         144,927.39                6.52%       7.32        N/A        570
       40%         44%      < 625      31,331,075         158,237.75               13.95%       7.03        N/A        585
       45%         49%      < 650      48,426,654         147,193.48               21.56%       7.05        N/A        595
       50%         54%      < 675       4,450,499         153,465.48                1.98%       6.98        N/A        572
       55% max              < 700          57,911          57,910.65                0.03%       7.33        N/A        563
                                      224,630,392


             Wtd Avg    Wtd Avg
  DTI Low        DTI        LTV      % SFD        % PUD  % Owner Occ   % Full Doc    % Ltd Doc  % Stated Doc  % Int Only
  -------        ---        ---      -----        -----  -----------   ----------    ---------  ------------  ----------
       20      24.56      80.00     100.00           --       100.00       100.00           --           --           --
       25      27.77      75.82      88.46           --        95.71        74.10           --        25.90           --
       30      32.74      76.87      92.81           --        97.33        72.99         1.79        22.91           --
       35      37.51      78.51      93.19         1.91        98.16        62.29         0.89        36.81           --
       40      42.67      80.24      92.51         1.26        98.68        62.04         1.95        36.01           --
       45      47.94      81.31      88.65         1.28        96.27        68.84         2.39        28.77           --
       50      51.39      78.09      82.47           --        90.64        84.28           --        15.72           --
               56.82      89.23     100.00           --       100.00       100.00           --           --           --


LIMITED AND STATED DOC

                        Total Current         Wtd Avg         Percent of             Wtd Avg               Wtd Avg    Wtd Avg
 FICO Low  FICO High          Balance  Current Balance   Current Balance                GWAC       % MI       FICO        DTI
 --------  ---------          -------  ---------------   ---------------                ----       ----       ----        ---
      500        524          734,659      146,931.87               0.33%               8.34        N/A        523      41.51
      525        549        4,375,349      150,874.10               1.95%               8.13        N/A        540      37.52
      550        574        8,946,682      154,253.13               3.98%               7.58        N/A        563      38.70
      575        599       13,927,993      169,853.57               6.20%               7.44        N/A        588      38.52
      600        624       15,491,670      182,254.94               6.90%               6.97        N/A        613      40.25
      625        649       13,779,707      156,587.58               6.13%               6.88        N/A        639      39.79
      650        674       16,156,742      149,599.46               7.19%               6.82        N/A        662      38.62
      675        699       10,336,554      159,023.91               4.60%               6.65        N/A        687      39.23
      700        724        2,913,799      153,357.83               1.30%               6.67        N/A        709      42.92
      725        749        2,742,040      152,335.57               1.22%               6.76        N/A        735      38.08
      750        774        1,315,110      146,123.32               0.59%               6.63        N/A        760      40.97
      775        799          793,714      158,742.77               0.35%               6.70        N/A        787      33.03
                          224,630,392


             Wtd Avg
 FICO Low        LTV      % SFD      % PUD  % Owner Occ   % Full Doc    % Ltd Doc  % Stated Doc  % Int Only
 --------        ---      -----      -----  -----------   ----------    ---------  ------------  ----------
      500      74.19     100.00         --        85.50           --        22.82        77.18           --
      525      68.98      81.70         --       100.00           --         3.28        96.72           --
      550      77.76      95.60         --        96.58           --        16.66        83.34           --
      575      78.24      89.62       1.92        97.46           --           --       100.00           --
      600      81.74      89.44       1.44        92.91           --         1.79        98.21           --
      625      81.80      85.95       0.64        99.08           --         4.18        95.82           --
      650      79.68      88.24       0.56        92.96           --         0.60        99.40           --
      675      79.48      89.29         --        91.63           --           --       100.00           --
      700      79.79      95.27         --        93.89           --           --       100.00           --
      725      80.99      78.86         --        92.82           --           --       100.00           --
      750      75.53      65.12         --        55.91           --        12.51        87.49           --
      775      79.09      62.10         --       100.00           --           --       100.00           --


IO LOANS


                        Total Current         Wtd Avg         Percent of             Wtd Avg               Wtd Avg    Wtd Avg
 FICO Low  FICO High          Balance  Current Balance   Current Balance                GWAC       % MI       FICO        DTI
      500        524
      525        549
      550        574
      575        599
      600        624                                            Not Applicable
      625        649
      650        674
      675        699
      700        724
      725        749
      750        774
      775        799
      800 max


             Wtd Avg
 FICO Low        LTV      % SFD      % PUD  % Owner Occ   % Full Doc    % Ltd Doc  % Stated Doc  % Int Only
      500
      525
      550
      575
      600                                                       Not Applicable
      625
      650
      675
      700
      725
      750
      775
      800 max

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at B

Securitized Asset Backed Receivables LLC Trust 2004-DO2
Fixed Rate


1. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
Range of                                                            % by               Average
Gross                                  Current        Average    Current   Weighted     Stated
Interest              Number of      Principal        Current  Principal    Average  Remaining       FICO
Rates (%)                 Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
5.000% - 5.999%               6   1,578,521.18     263,086.86       4.39      5.801        357        680
6.000% - 6.999%             114  18,464,445.35     161,968.82      51.37      6.578        347        663
7.000% - 7.999%             102  11,489,324.41     112,640.44      31.96      7.501        350        621
8.000% - 8.999%              41   3,539,852.25      86,337.86       9.85      8.388        322        583
9.000% - 9.999%               9     808,846.29      89,871.81       2.25      9.281        358        565
10.000% - 10.999%             1      63,499.26      63,499.26       0.18     10.100        237        559
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Range of               Weighted        Wtd                                         Pct
Gross                   Average        Avg        Pct        Pct        Pct       Cash
Interest               Original       Back       Full      Owner     Single       -out
Rates (%)                   LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
5.000% - 5.999%           71.43      38.64      89.58      75.40      75.40      89.58
6.000% - 6.999%           75.84      37.70      72.63      97.60      89.44      33.71
7.000% - 7.999%           77.73      39.63      54.81      97.82      94.00      59.76
8.000% - 8.999%           79.03      37.69      70.84      98.59      83.88      58.22
9.000% - 9.999%           77.75      42.07      76.75      76.75      76.75      59.88
10.000% - 10.999%         85.00      24.82     100.00     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------

Minimum: 5.750%
Maximum: 10.100%
Weighted Average: 7.084%


2. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
Range of                                                            % by               Average
Cut-off                                Current        Average    Current   Weighted     Stated
Date Principal        Number of      Principal        Current  Principal    Average  Remaining       FICO
Balances ($)              Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
$25,001 - $50,000             4     198,710.53      49,677.63       0.55      7.896        297        628
$50,001 - $75,000            74   4,612,943.66      62,337.08      12.83      7.661        329        622
$75,001 - $100,000           49   4,274,710.65      87,238.99      11.89      7.492        348        625
$100,001 - $200,000          96  12,792,701.30     133,257.31      35.59      7.153        347        633
$200,001 - $300,000          37   8,871,758.98     239,777.27      24.68      6.835        354        646
$300,001 - $400,000           9   3,107,697.55     345,299.73       8.65      6.400        339        707
$400,001 - $500,000           2     961,443.27     480,721.64       2.67      7.015        357        597
$500,001 - $600,000           2   1,124,522.80     562,261.40       3.13      6.149        357        654
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Range of               Weighted        Wtd                                         Pct
Cut-off                 Average        Avg        Pct        Pct        Pct       Cash
Date Principal         Original       Back       Full      Owner     Single       -out
Balances ($)                LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
$25,001 - $50,000         71.58      33.60      50.02      74.90      74.90      74.90
$50,001 - $75,000         77.98      36.27      84.05      94.57      88.13      44.64
$75,001 - $100,000        78.56      38.00      71.92     100.00      87.52      47.58
$100,001 - $200,000       76.10      37.92      68.69      96.98      90.27      44.05
$200,001 - $300,000       76.39      40.07      52.78      97.23      91.87      51.15
$300,001 - $400,000       73.42      37.53      70.22      87.50      77.83      54.58
$400,001 - $500,000       82.47      44.88      50.56     100.00     100.00      49.44
$500,001 - $600,000       76.29      39.67     100.00     100.00     100.00      46.85
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------

Minimum: $49,450
Maximum: $597,628
Average: $131,665


3. Fico Distribution

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Fico                  Number of      Principal        Current  Principal    Average  Remaining       FICO
Distribution              Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
<= 539                        2     199,978.60      99,989.30       0.56      9.326        357        533
540 - 550                    11     966,437.95      87,858.00       2.69      8.278        338        546
551 - 575                    33   3,645,031.54     110,455.50      10.14      7.853        341        565
576 - 600                    42   5,211,509.92     124,083.57      14.50      7.595        354        589
601 - 625                    51   6,434,643.01     126,169.47      17.90      7.013        350        613
626 >=                      134  19,486,887.72     145,424.54      54.21      6.745        344        683
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Fico                   Original       Back       Full      Owner     Single       -out
Distribution                LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
<= 539                    78.30      49.43     100.00     100.00     100.00      34.09
540 - 550                 76.71      34.98     100.00     100.00     100.00      80.91
551 - 575                 75.42      39.24      66.75     100.00      84.35      84.04
576 - 600                 77.76      37.78      58.64      96.39      85.98      70.24
601 - 625                 77.45      38.76      84.88      98.87      95.30      44.44
626 >=                    76.25      38.41      62.59      94.56      88.80      34.28
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------

Minimum: 532
Maximum: 791
Weighted Average: 640.1


4. Range of Original LTV Ratios (%) (%)

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
Range of                               Current        Average    Current   Weighted     Stated
Original              Number of      Principal        Current  Principal    Average  Remaining       FICO
LTV Ratios (%) (%)        Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
<= 80.00%                   223  30,274,687.28     135,760.93      84.23      6.991        346        644
80.01% - 85.00%              33   3,769,134.25     114,216.19      10.49      7.666        353        604
85.01% - 90.00%              17   1,900,667.21     111,803.95       5.29      7.406        343        653
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
Range of                Average        Avg        Pct        Pct        Pct       Cash
Original               Original       Back       Full      Owner     Single       -out
LTV Ratios (%) (%)          LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
<= 80.00%                 74.83      38.51      66.63      96.45      88.66      43.05
80.01% - 85.00%           84.40      39.93      63.46     100.00      97.48      76.61
85.01% - 90.00%           89.77      34.19      91.99      87.06      86.53      62.74
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------

Minimum: 21.90%
Maximum: 90.00%
Weighted Average: 76.62%


5. Occupancy

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
                      Number of      Principal        Current  Principal    Average  Remaining       FICO
Occupancy                 Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Primary                     264  34,624,040.44     131,151.67      96.33      7.088        346        637
Investment                    7     686,214.84      98,030.69       1.91      7.845        357        670
Second Home                   2     634,233.46     317,116.73       1.76      6.060        357        753
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
                       Original       Back       Full      Owner     Single       -out
Occupancy                   LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Primary                   76.59      38.71      67.45     100.00      91.45      47.39
Investment                75.66      36.36      47.68       0.00      36.52      46.19
Second Home               79.53      25.32     100.00       0.00      38.77      61.23
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------


6. Loan Purpose

                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Loan                  Number of      Principal        Current  Principal    Average  Remaining       FICO
Purpose                   Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Refinance - Cashout         127  17,113,130.96     134,749.06      47.61      7.185        342        628
Purchase                     90  12,257,306.63     136,192.30      34.10      6.995        351        655
Refinance - Rate Term        56   6,574,051.15     117,393.77      18.29      6.987        348        643
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Loan                   Original       Back       Full      Owner     Single       -out
Purpose                     LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Refinance - Cashout       73.92      37.94      69.08      95.88      90.58     100.00
Purchase                  79.04      38.19      68.47      94.98      82.86       0.00
Refinance - Rate Ter      79.13      40.16      62.35     100.00      98.88       0.00
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------


7. Documentation Level

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Documentation         Number of      Principal        Current  Principal    Average  Remaining       FICO
Level                     Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Full Documentation          194  24,313,831.88     125,329.03      67.64      7.020        347        639
Stated Documentation         77  10,990,830.17     142,738.05      30.58      7.211        343        645
Limited Documentation         2     639,826.69     319,913.35       1.78      7.347        358        611
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Documentation          Original       Back       Full      Owner     Single       -out
Level                       LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Full Documentation        76.76      37.99     100.00      96.05      89.37      48.62
Stated Documentation      76.30      38.86       0.00      96.73      89.07      43.81
Limited Documentatio      76.83      47.95       0.00     100.00     100.00      74.29
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------


8. Back Ratio

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Back                  Number of      Principal        Current  Principal    Average  Remaining       FICO
Ratio                     Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
10.01 - 15.00                 4     378,691.71      94,672.93       1.05      6.697        321        684
15.01 - 20.00                10     893,964.79      89,396.48       2.49      7.330        346        614
20.01 - 25.00                16   1,522,444.34      95,152.77       4.24      7.324        346        639
25.01 - 30.00                31   4,356,313.29     140,526.24      12.12      7.023        348        648
30.01 - 35.00                41   5,720,734.99     139,530.12      15.92      6.962        340        644
35.01 - 40.00                33   3,911,483.10     118,529.79      10.88      7.044        341        644
40.01 - 45.00                67   9,037,921.95     134,894.36      25.14      7.032        346        637
45.01 - 50.00                66   9,466,199.63     143,427.27      26.34      7.184        351        637
50.01 - 55.00                 5     656,734.94     131,346.99       1.83      7.380        358        639
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Back                   Original       Back       Full      Owner     Single       -out
Ratio                       LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
10.01 - 15.00             71.16      14.34      66.54      47.81      47.81      27.41
15.01 - 20.00             71.33      17.34      63.75     100.00     100.00      56.93
20.01 - 25.00             78.05      22.56      75.83      83.85      87.55      40.04
25.01 - 30.00             73.95      27.40      75.74      91.09      91.09      67.30
30.01 - 35.00             75.48      32.83      62.69      99.02      92.00      41.87
35.01 - 40.00             79.80      37.29      79.33      98.55      89.91      37.03
40.01 - 45.00             75.55      42.71      69.70      99.45      92.27      52.19
45.01 - 50.00             78.41      47.82      56.97      96.55      86.24      42.88
50.01 - 55.00             81.38      52.37     100.00     100.00      76.29      51.60
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------

Minimum: 12.43
Maximum: 54.30
Weighted Average: 38.43


9. Geographical Distribution

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Geographical          Number of      Principal        Current  Principal    Average  Remaining       FICO
Distribution              Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Florida                      30   3,735,030.50     124,501.02      10.39      7.669        357        613
California-Southern          13   3,140,081.34     241,544.72       8.74      6.617        344        658
California-Northern          12   2,907,618.87     242,301.57       8.09      6.427        357        660
Ohio                         21   2,023,456.89      96,355.09       5.63      7.133        348        630
Maryland                      8   1,616,118.21     202,014.78       4.50      6.983        357        627
Other                       189  22,522,182.93     119,164.99      62.66      7.140        342        641
----------------------------------------------------------------------------------------------------------
Total:                      273  35,944,488.74     131,664.79     100.00      7.084        346        640
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Geographical           Original       Back       Full      Owner     Single       -out
Distribution                LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Florida                   77.59      41.02      52.25      92.11      79.59      48.81
California-Southern       70.46      43.08      66.85      87.63      81.65      68.35
California-Northern       70.26      38.05      68.66     100.00     100.00      63.10
Ohio                      79.11      37.59      58.40      97.24      97.21      32.28
Maryland                  75.26      33.40      87.37     100.00      95.77      51.14
Other                     78.02      37.84      69.59      97.42      89.69      43.64
----------------------------------------------------------------------------------------------------------
Total:                    76.62      38.43      67.64      96.33      89.47      47.61
----------------------------------------------------------------------------------------------------------

Number of States Represented: 42

Securitized Asset Backed Receivables LLC Trust 2004-DO2
Adjustable Rate


1. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
Range of                                                            % by               Average
Gross                                  Current        Average    Current   Weighted     Stated
Interest              Number of      Principal        Current  Principal    Average  Remaining       FICO
Rates (%)                 Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
4.000% - 4.999%               1      278,187.53     278,187.53       0.15      4.990        357        663
5.000% - 5.999%              99   18,342,341.02     185,276.17       9.72      5.660        357        607
6.000% - 6.999%             636   96,302,343.69     151,418.78      51.04      6.566        357        632
7.000% - 7.999%             404   55,339,541.74     136,979.06      29.33      7.457        357        596
8.000% - 8.999%             137   15,075,030.14     110,036.72       7.99      8.412        357        568
9.000% - 9.999%              30    3,170,113.99     105,670.47       1.68      9.312        358        545
10.000% - 10.999%             2      178,345.43      89,172.72       0.09     10.121        358        542
----------------------------------------------------------------------------------------------------------
Total:                    1,309  188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Range of               Weighted        Wtd                                         Pct
Gross                   Average        Avg        Pct        Pct        Pct       Cash
Interest               Original       Back       Full      Owner     Single       -out
Rates (%)                   LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
4.000% - 4.999%           80.00      36.34       0.00     100.00     100.00       0.00
5.000% - 5.999%           77.77      41.10      88.26      97.58      88.38      74.48
6.000% - 6.999%           80.78      39.51      54.87      93.49      88.60      49.14
7.000% - 7.999%           81.87      39.23      52.76      93.38      88.64      67.19
8.000% - 8.999%           80.31      37.37      55.02      89.91      94.25      65.68
9.000% - 9.999%           77.04      40.34      64.50      88.53      85.99      76.06
10.000% - 10.999%         71.62      29.82      57.98     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------

Minimum: 4.990%
Maximum: 10.150%
Weighted Average: 6.934%


2. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
Range of                                                            % by               Average
Cut-off                                Current        Average    Current   Weighted     Stated
Date Principal        Number of      Principal        Current  Principal    Average  Remaining       FICO
Balances ($)              Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
$25,001 - $50,000            17     836,341.08      49,196.53       0.44      7.558        357        604
$50,001 - $75,000           196  12,346,895.55      62,994.37       6.54      7.338        357        611
$75,001 - $100,000          222  19,561,575.38      88,115.20      10.37      7.194        357        617
$100,001 - $200,000         619  86,976,188.17     140,510.80      46.10      6.971        357        612
$200,001 - $300,000         198  47,860,149.77     241,717.93      25.36      6.763        357        608
$300,001 - $400,000          46  15,958,388.96     346,921.50       8.46      6.733        357        614
$400,001 - $500,000          10   4,559,472.65     455,947.27       2.42      6.488        357        641
$500,001 - $600,000           1     586,891.98     586,891.98       0.31      6.300        358        674
----------------------------------------------------------------------------------------------------------
Total:                    1,309 188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Range of               Weighted        Wtd                                         Pct
Cut-off                 Average        Avg        Pct        Pct        Pct       Cash
Date Principal         Original       Back       Full      Owner     Single       -out
Balances ($)                LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
$25,001 - $50,000         64.75      32.21      64.51      88.63      94.04      65.32
$50,001 - $75,000         80.33      36.08      72.56      82.81      88.87      49.83
$75,001 - $100,000        80.21      38.55      70.84      90.41      87.03      43.78
$100,001 - $200,000       80.85      38.82      59.48      95.10      89.35      55.15
$200,001 - $300,000       81.07      41.02      53.22      94.98      87.99      69.88
$300,001 - $400,000       81.28      41.43      35.90      93.35      89.12      65.01
$400,001 - $500,000       77.89      39.55      39.16      90.18     100.00      79.10
$500,001 - $600,000       80.00      49.43     100.00     100.00     100.00       0.00
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------

Minimum: $47,349
Maximum: $586,892
Average: $144,145


3. Fico Distribution

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Fico                  Number of      Principal        Current  Principal    Average  Remaining       FICO
Distribution              Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
<= 539                       70  10,080,982.70     144,014.04       5.34      8.102        358        529
540 - 550                    74  11,061,629.79     149,481.48       5.86      7.531        357        544
551 - 575                   190  26,586,278.10     139,927.78      14.09      7.256        357        565
576 - 600                   232  33,710,075.76     145,302.05      17.87      6.973        357        589
601 - 625                   272  39,679,230.94     145,879.53      21.03      6.696        357        613
626 >=                      471  67,567,706.25     143,455.85      35.81      6.655        357        666
----------------------------------------------------------------------------------------------------------
Total:                    1,309 188,685,903.54    144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Fico                   Original       Back       Full      Owner     Single       -out
Distribution                LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
<= 539                    72.38      40.73      71.53      96.44      87.84      86.91
540 - 550                 76.90      38.55      79.75      99.49      90.65      80.06
551 - 575                 80.52      38.49      65.85      97.54      92.59      74.00
576 - 600                 81.06      39.09      65.60      98.56      93.31      76.91
601 - 625                 82.00      39.79      64.34      93.98      90.42      55.35
626 >=                    81.67      39.66      40.67      87.69      84.59      37.71
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------

Minimum: 517
Maximum: 806
Weighted Average: 612.5


4. Range of Original LTV Ratios (%) (%)

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
Range of                               Current        Average    Current   Weighted     Stated
Original              Number of      Principal        Current  Principal    Average  Remaining       FICO
LTV Ratios (%) (%)        Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
<= 80.00%                   801 111,493,703.43     139,193.14      59.09      6.849        357        615
80.01% - 85.00%             199  31,909,456.50     160,349.03      16.91      7.107        357        593
85.01% - 90.00%             293  43,384,536.65     148,070.09      22.99      6.996        357        619
90.01% - 95.00%               3     316,590.67     105,530.22       0.17      7.508        358        620
95.01% - 100.00%             13   1,581,616.29     121,662.79       0.84      7.575        358        645
----------------------------------------------------------------------------------------------------------
Total:                    1,309 188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
Range of                Average        Avg        Pct        Pct        Pct       Cash
Original               Original       Back       Full      Owner     Single       -out
LTV Ratios (%) (%)          LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
<= 80.00%                 75.79      39.30      53.51      93.09      88.78      50.66
80.01% - 85.00%           84.52      39.21      58.41      99.53      91.69      77.61
85.01% - 90.00%           89.69      39.71      65.61      89.84      87.23      66.20
90.01% - 95.00%           95.00      46.41     100.00     100.00     100.00      19.48
95.01% - 100.00%         100.00      41.99     100.00     100.00     100.00      39.95
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------

Minimum: 16.39%
Maximum: 100.00%
Weighted Average: 80.70%


5. Occupancy

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
                      Number of      Principal        Current  Principal    Average  Remaining       FICO
Occupancy                 Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Primary                   1,204  176,423,915.12     146,531.49      93.50      6.918        357        610
Investment                   96   10,628,485.86     110,713.39       5.63      7.248        357        656
Second Home                   9    1,633,502.56     181,500.28       0.87      6.561        357        621
----------------------------------------------------------------------------------------------------------
Total:                    1,309   188,685,903.54    144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
                       Original       Back       Full      Owner     Single       -out
Occupancy                   LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Primary                   80.77      39.45      57.25     100.00      90.31      58.89
Investment                79.89      38.95      64.40       0.00      68.01      53.79
Second Home               77.59      38.13      50.58       0.00      87.19      64.11
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------


6. Loan Purpose

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Loan                  Number of      Principal        Current  Principal    Average  Remaining       FICO
Purpose                   Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Refinance - Cashout         722  110,659,594.12     153,268.14      58.65      7.011        357        598
Purchase                    443   57,428,671.45     129,635.83      30.44      6.819        357        637
Refinance - Rate Term       144   20,597,637.97     143,039.15      10.92      6.842        357        625
----------------------------------------------------------------------------------------------------------
Total:                    1,309  188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Loan                   Original       Back       Full      Owner     Single       -out
Purpose                     LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Refinance - Cashout       80.08      38.89      60.94      93.89      89.06     100.00
Purchase                  81.89      39.96      50.05      91.89      88.23       0.00
Refinance - Rate Ter      80.68      40.68      60.59      95.93      91.08       0.00
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------


7. Documentation Level

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Documentation         Number of      Principal        Current  Principal    Average  Remaining       FICO
Level                     Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Full Documentation          816  108,665,874.53     133,168.96      57.59      6.850        357        600
Stated Documentation        479   77,608,645.70     162,022.22      41.13      7.044        357        631
Limited Documentation        13    2,274,715.72     174,978.13       1.21      7.124        357        588
Lite Documentation            1      136,667.59     136,667.59       0.07      8.050        358        563
----------------------------------------------------------------------------------------------------------
Total:                    1,309  188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Documentation          Original       Back       Full      Owner     Single       -out
Level                       LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Full Documentation        81.36      39.59     100.00      92.94      89.69      62.06
Stated Documentation      79.72      39.25       0.00      94.08      88.34      52.86
Limited Documentatio      81.73      37.19       0.00     100.00      80.31      90.44
Lite Documentation        85.00      30.51       0.00     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------


8. Back Ratio

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Back                  Number of      Principal        Current  Principal    Average  Remaining       FICO
Ratio                     Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
5.01 - 10.00                  1      67,712.15      67,712.15       0.04      6.300        358        601
10.01 - 15.00                18   1,935,692.55     107,538.48       1.03      7.215        357        615
15.01 - 20.00                34   4,247,670.19     124,931.48       2.25      6.965        357        609
20.01 - 25.00                73   8,128,405.14     111,348.02       4.31      7.178        357        606
25.01 - 30.00               120  15,415,357.54     128,461.31       8.17      7.054        357        617
30.01 - 35.00               168  22,645,709.64     134,795.89      12.00      6.958        357        610
35.01 - 40.00               217  31,376,855.62     144,593.80      16.63      6.987        357        612
40.01 - 45.00               273  42,859,895.27     156,995.95      22.71      6.863        357        612
45.01 - 50.00               380  57,769,492.88     152,024.98      30.62      6.876        357        617
50.01 - 55.00                24   4,181,201.91     174,216.75       2.22      6.853        358        584
55.01 - 60.00                 1      57,910.65      57,910.65       0.03      7.330        358        563
----------------------------------------------------------------------------------------------------------
Total:                    1,309 188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Back                   Original       Back       Full      Owner     Single       -out
Ratio                       LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
5.01 - 10.00              74.55       9.71     100.00     100.00     100.00     100.00
10.01 - 15.00             78.31      12.57      30.45      80.30      73.35      56.44
15.01 - 20.00             81.55      17.88      71.63      94.01      85.20      62.16
20.01 - 25.00             79.03      23.16      60.92      93.48      89.92      61.41
25.01 - 30.00             80.30      27.60      61.98      90.09      91.92      62.35
30.01 - 35.00             80.48      32.60      57.63      96.36      93.54      67.66
35.01 - 40.00             79.23      37.58      51.67      92.29      91.07      59.66
40.01 - 45.00             81.42      42.57      52.02      95.88      87.42      58.31
45.01 - 50.00             81.65      47.81      62.04      92.83      87.51      52.16
50.01 - 55.00             77.26      51.34      71.94      90.04      85.06      72.52
55.01 - 60.00             89.23      56.82     100.00     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------

Minimum: 9.71
Maximum: 56.82
Weighted Average: 39.41


9. Geographical Distribution

----------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                    % by               Average
                                       Current        Average    Current   Weighted     Stated
Geographical          Number of      Principal        Current  Principal    Average  Remaining       FICO
Distribution              Loans        Balance        Balance    Balance     Coupon       Term      Score
----------------------------------------------------------------------------------------------------------
Florida                     111   16,070,454.99     144,778.87       8.52      6.932        357        612
Virginia                     86   14,175,959.46     164,836.74       7.51      6.965        357        607
New Jersey                   56   11,915,288.98     212,773.02       6.31      6.976        357        604
Illinois                     59   10,323,165.97     174,968.91       5.47      6.702        357        635
Maryland                     50   10,133,224.41     202,664.49       5.37      6.662        357        605
Other                       947  126,067,809.73     133,123.35      66.81      6.967        357        613
----------------------------------------------------------------------------------------------------------
Total:                    1,309  188,685,903.54     144,145.08     100.00      6.934        357        612
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                       Weighted        Wtd                                         Pct
                        Average        Avg        Pct        Pct        Pct       Cash
Geographical           Original       Back       Full      Owner     Single       -out
Distribution                LTV      Ratio        Doc        Occ     Family       Refi
----------------------------------------------------------------------------------------------------------
Florida                   80.81      38.00      50.51      93.67      89.29      56.30
Virginia                  82.15      40.03      63.20      97.06      92.10      71.58
New Jersey                79.03      40.80      54.53      98.24      78.48      81.64
Illinois                  80.94      41.41      59.55      87.87      69.82      42.92
Maryland                  79.96      41.88      63.96      95.59      81.68      74.38
Other                     80.71      39.03      57.48      92.92      91.81      55.34
----------------------------------------------------------------------------------------------------------
Total:                    80.70      39.41      57.59      93.50      89.03      58.65
----------------------------------------------------------------------------------------------------------

Number of States Represented: 46